=================================================================================================================================
     SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS           1.  REQUISITION NUMBER                          PAGE 1 OF I
     OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30                O-O-N8-07-07-A07   001

2. CONTRACT NO.        3. AWARDS/EFFECTIVE   4. ORDER NUMBER    5.  SOLICITATION  NUMBER            6.  SOLICITATION ISSUE
   TIRNO-00-C-0010        DATE  03/03/00                                                                DATE

7. FOR SOLICITATION    a. NAME                                  b.  TELEPHONE NUMBER (No collect    8.  OFFER DUE DATE/
   INFORMATION CALL:                                                calls)                              LOCAL TIME
---------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY                    CODE irs0088        10.  THIS ACQUISITION IS     11.  DELIVERY FOR  12. DISCOUNT TERMS
                                                                                 FOB DESTINATION        Discount 0%
    INTERNAL REVENUE SERVICE                        [ ]UNRESTRIC1ED              UNLESS BLOCK IS        Days: 0
    SERVICE                                         [ ]SET ASIDE:    % FOR       MARKED                 Net due:  30
    A/C PROCUREMENT Suite 700                          [ ]SMALL BUSINESS         [ ]SEE SCHEDULE
    6009 OXON HILL ROAD                                [ ]SMALL DISAV. BUSINESS  ------------------------------------------------
    OXON HILL, MD 20745                                [ ]8(A)                   [ ]  13a.  THIS CONTRACT IS A RATED
                                                    SIC:                                    ORDER UNDER DPAS (15 CFR 700)
                                                    SIZE STANDARD:               ------------------------------------------------
                                                                                 13b. RATING
                                                                                 ------------------------------------------------
                                                                                 14.  METHOD OF SOLICITATION
                                                                                   [ ]RFQ       [ ]IFB     [ ]RFP
---------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO                  CODE lRS0088        16.  ADMINISTERED BY                                          CODE IRS0088
    INTERNAL REVENUE SERVICE                             INTERNAL REVENUE SERVICE
    A/C PROCUREMENT Suite 700                            A/C PROCUREMENT Suite 700
    6009 OXON HILL ROAD                                  6009 OXON HILL ROAD
    OXON Hill, MD 20745                                  OXON HILL, MD 20745
---------------------------------------------------------------------------------------------------------------------------------
17a. CONTRACTOR/   CODE  00051397      FACILITY     18.  PAYMENT WILL BE MADE BY                                  CODE INV0830
     OFFEROR                           code

     OFFICIAL PAYMENTS CORPORATION                       IRS/IRS ADMINISTRAT1VE SERV1CES CENTER
     2333 SAN RAMON VALLEY BLVD. #450                    PO BOX E
     SAN RAMON, CA 94553                                 TELEPHONE # (304) 256-6000
                                                         BECKLEY, WV 25802
TELEPHONE NO.
---------------------------------------------------------------------------------------------------------------------------------
[ ]17b.  CHECK IF REMITTANCE IS DIFFERENT AND       18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW
         PUT SUCH ADDRESS IN OFFER                       IS CHECKED
                                                                         [ ]SEE ADDENDUM
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   19.                      20.                         21.             22.                     23.                 24.
ITEM NO.       SCHEDULE OF SUPPLIES/SERVICES         QUANTITY          UNIT                 UNIT PRICE            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------


                    See attached schedule

            (Attach Additional Sheets as Necessary)
---------------------------------------------------------------------------------------------------------------------------------
25.  ACCOUNTING AND APPROPRIATION DATA                                              26.  TOTAL AWARD AMOUNT (For Govt. Use Only)
     See Commodity Lines                                                                              0.00
---------------------------------------------------------------------------------------------------------------------------------
[ ]27a.  SOLICITATION INCORPORATED BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3
           AND 52.212-5 ARE ATTACHED.                                                   ADDENDA [ ]ARE     [ ]ARE NOT ATTACHED

[ ]27b.  CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4,
           FAR 52.212-5 IS ATTACHED.                                                    ADDENDA [X]ARE     [ ]ARE NOT ATTACHED
---------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 2 COPIES       29. AWARD OF CONTRACT: REFERENCE _______________ OFFER
[X] TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS     [ ] DATED _________. YOUR OFFER ON SOLICITATION
    SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS           (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES
    SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.                          WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO
                                                                                   ITEMS:
----------------------------------------------------------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR                                       31a. UNITED STATES OF AMERICA(SIGNATURE OF CONTRACTING
                                                                                   OFFICER)


         /s/ THOMAS R. EVANS                                                              /s/ MICHELLE A. LANE
---------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER (Type of print)    30c.  DATE SIGNED         31b.  NAME OF CONTRACTING        31c. DATE SIGNED
                                                                                   OFFICER (Type of print)

           THOMAS R. EVANS                               3/3/2000            MICHELLE A. LANE 202-283-1281       3/3/2000
           CHAIRMAN & CEO
---------------------------------------------------------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN                               33. SHIP NUMBER      34.  VOUCHER NUMBER    35.  AMOUNT VERIFIED
                                                                                                                   CORRECT FOR

[ ]RECEIVED    [ ]INSPECTED  [ ]ACCEPTED, AND CONFORMS TO THE     [ ]PARTIAL [ ]FINAL
                                CONTRACT, EXCEPT AS NOTED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  36. PAYMENT                                 37.  CHECK NUMBER
32b. SIGNATURE OF AUTHORIZED GOVT.          32c.  DATE            [ ]COMPLETE    [ ]PARTIAL    [ ]FINAL
     REPRESENTATIVE


                                                                  38. S/R ACCOUNT NUMBER  39. S/R VOUCHER NUMBER   40.  PAID BY

---------------------------------------------------------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT     42a. RECEIVED BY (Print)

                                                                       ------------------------------------------

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER    41c. DATE       42b. RECEIVED AT (Location)

                                                                       ------------------------------------------

                                                                  42c. DATE REC'D           42d.  TOTAL CONTAINERS
                                                                       (YY/MM/DD)

=================================================================================================================================
AUTHORIZED FOR LOCATION REPRODUCTION                                                 STANDARD FORM 1449(10-95)
                                                                                     Presented by GSA-FAR(48CFR)53.212
=================================================================================================================================


                         SECTION B - CONTRACT TYPE


B.1  CONTRACT TYPE

This is a FIRM FIXED PRICE CONTRACT for the requirements identified and described in Section C - Contract Terms and Conditions.

B.2  CONTRACT PRICING

CONTRACT LINE ITEM NUMBERS (CLINs)

CLIN              DESCRIPTION                      FIRM FIXED PRICE
----              -----------                      ----------------

1001        ETA ALTERNATIVE PAYMENT METHODS
            PILOT CONTRACT BASE PERIOD OR
            PERFORMANCE FOR FILING SEASON 2001              $0

1002        ETA ALTERNATIVE PAYMENT METHODS
            PILOT CONTRACT OPTION 1 PERIOD OF
            PERFORMANCE FOR FILING SEASON 2002              $0

            TOTAL CONTRACT PRICE                            $0




                 SECTION C - CONTRACT TERMS AND CONDITIONS


C.1  CONTRACT TERMS AND CONDITIONS -- COMMERCIAL
       ITEMS FAR 52.212-4  (MAR 1999)..........................Page 5

C.2  STATEMENT OF WORK - ADDENDUM TO FAR 52.212-4..............Page 9
      C.2.1  INTRODUCTION......................................Page 9
      C.2.2  GENERAL REQUIREMENTS..............................Page 9
      C.2.3  DUTIES AND RESPONSIBILITIES OF THE CONTRACTOR.....Page 9
      C.2.4  DUTIES AND RESPONSIBILITIES OF THE GOVERNMENT.....Page 12
      C.2.5  DELIVERABLES......................................Page 13
             C.2.5.1  FINDINGS REPORT..........................Page 13
             C.2.5.2  MARKETING  REPORT........................Page 14
             C.2.5.3  MONTHLY DEVELOPMENT STATUS REPORT........Page 14
             C.2.5.4  DAILY AND MONTHLY PRODUCTION REPORTS.....Page 15
             C.2.5.5  CHARGEBACK REPORTS.......................Page 15
      C.2.6  SUCCESS DETERMINATION............................ Page 16
      C.2.7  SCHEDULE OF PERFORMANCE...........................Page 17
      C.2.8  PERFORMANCE REQUIREMENTS..........................Page 17

C.3  AUTHORITY - CONTRACTING OFFICER, CONTRACTING
       OFFICER'S TECHNICAL REPRESENTATIVE AND
       CONTRACTOR'S PROJECT MANAGER............................Page 18
      C.3.1  ADMINISTRATIVE CONTRACTING OFFICER................Page 18
      C.3.2  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE....Page 18
      C.3.3  PROJECT MANAGER...................................Page 19

C.4  CONTRACT CORRESPONDENCE...................................Page 19

C.5  DISCLOSURE OF INFORMATION--SAFEGUARDS (IRSAP
       1052.224-9000)(JAN 1998)................................Page 20

C.6  DISCLOSURE OF "OFFICIAL USE ONLY" INFORMATION
      SAFEGUARDS (IRSAP 1052.224-70(d)) (DEC 1988).............Page 20

C.7  DISCLOSURE OF INFORMATION--CRIMINAL/CIVIL
        SANCTIONS (IRSAP 1052.224-71(a)) (JAN 1998)............Page 20

C.8  DISCLOSURE OF INFORMATION--OFFICIAL USE
        ONLY (IRSAP 1052.224-71(b)) (DEC 1988).................Page 21

C.9  DISCLOSURE OF INFORMATION--INSPECTION
       (IRSAP 1052.224-72) (DEC 1988)..........................Page 22

C.10  PUBLIC RELEASE OF INFORMATION............................Page 22

C.11  IRSAP 1052.239-9002 - YEAR 2000 WARRANTY -
        COMMERCIAL SUPPLY PRODUCTS.............................Page 23

C.12  ADDENDUM 1.............................................. Page 24
      C.12.1  FAR CLAUSES INCORPORATED BY REFERENCE............Page 24
      C.12.2  TERM OF CONTRACT.................................Page 24
      C.12.3  OPTION TO EXTEND THE TERM OF THE CONTRACT........Page 24

C.13  CONTRACT TERMS AND CONDITIONS REQUIRED TO
        IMPLEMENT STATUTES OR EXECUTIVE ORDERS --
        COMMERCIAL ITEMS, FAR 52.212-5 (AUG1996) ..............Page 25




                 SECTION C - CONTRACT TERMS AND CONDITIONS


C.1 CONTRACT TERMS AND CONDITIONS -- COMMERCIAL ITEMS FAR 52.212-4 (MAY 1999)(TAILORED)

As prescribed in 12.301(b)(3), insert the following clause:
Contract Terms and Conditions--Commercial Items (May 1999)


      (a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights--

            (1) Within a reasonable time after the defect was discovered or should have been discovered; and

            (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

      (b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

      (c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

      (d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

      (e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

      (f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

      (g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the contract to receive invoices. An invoice must include--

            (1)   Name and address of the Contractor;

            (2)   Invoice date;

            (3) Contract number, contract line item number and, if applicable, the order number;

            (4) Description, quantity, unit of measure, unit price and extended price of the items delivered;

            (5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

            (6)   Terms of any prompt payment discount offered;

            (7) Name and address of official to whom payment is to be sent; and

            (8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.

      (h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

      (i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget
(OMB) Circular A-125, Prompt Payment. If the Government makes payment by Electronic Funds Transfer (EFT), see 52.212-5(b) for the appropriate EFT clause. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

      (j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

            (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

            (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

      (k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

      (l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

      (m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

      (n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

      (o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

      (p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

      (q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

      (r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

      (s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

            (1)   The schedule of supplies/services.

            (2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

            (3)   The clause at 52.212-5.

            (4) Addenda to this solicitation or contract, including any license agreements for computer software.

            (5)   Solicitation provisions if this is a solicitation.

            (6)   Other paragraphs of this clause.

            (7)   The Standard Form 1449.

            (8)   Other documents, exhibits, and attachments.

            (9)   The specification.

            (End of clause)



C.2  STATEMENT OF WORK - ADDENDUM TO FAR 52.212-4

C.2.1  INTRODUCTION

            With passage of the Taxpayer Relief Act of 1997, the federal government can accept tax payments via any commercially acceptable means.

            The purpose of this contract is to implement a convenient method for taxpayers to electronically pay income taxes owed, which will also reduce governmental costs and improve cash flow to the federal government.

C.2.2 GENERAL REQUIREMENTS

            This is a "commercial item" acquisition, as that term is defined in the Federal Acquisition Regulations (FAR) 2.101.

            The Contractor shall provide an electronic credit card authorization system and shall conduct a program that allows taxpayers to make federal tax payments by means of an interactive voice response (IVR) system and Internet application, respectively, using American Express Card, Discover Card, and MasterCard cards. The Contractor shall enable payment with up to a sixteen digit credit card number and four or six digit expiration date. The Contractor shall ensure that certain edits are performed to confirm the validity of the credit card number and expiration date. The Contractor shall provide an electronic confirmation number as acknowledgement of the completed payment to the taxpayer.

            The Contractor may charge taxpayers a traditional "merchant fee" for the convenience of having an electronic payment authorized and made. On average, the convenience fee, which may include the Contractor's credit card transaction fee, shall not exceed 3% of the tax payment. The Contractor shall collect and disburse all such fees from the cardholder and post all charges to the cardholder's account.

C.2.3 DUTIES AND RESPONSIBILITIES OF THE CONTRACTOR

            The Contractor's duties and responsibilities during the term of this contract are to:

            1. Provide individual federal taxpayers access to the credit card transaction processing networks employed by the Contractor, beginning on January 12, 2001 and ending on January 23, 2002, at a rate equal to or exceeding 95% availability (total number of customers accessing the Contractor's credit card transaction network on the first attempt/total number of attempts).

            2. Provide a system that accepts tax year 2000, 1040 balance due payments beginning January 12, 2001 through October 15, 2001.

            3. Provide a system that accepts tax year 2000, 4868 balance due payments beginning January 12, 2001 through April 16, 2001.

            4. Provide a system that accepts tax year 2001, 1040ES payments beginning March 1, 2001 through January 23, 2002.

            5. Provide documentation to the Government (with "limited rights" as defined in the "Rights in Data" clause in Section C.12.1), before the program commences, of the transaction processing networks employed in the program and the networks' interfaces. Networks and interfaces shall be included within functional schematics/specifications describing work processes and data flow from payment initiation, and credit authorization/denial to payment confirmation or rejection. IVR scripts and Internet screens shall be provided to document respective front-end systems' functionality. Configuration control and management shall be exercised and documented as system/functionality changes occur.

            6. Provide documentation to the Government (with "limited rights" as defined in the "Rights in Data" clause in Section C.12.1), before the program commences, of capacity analysis; a disaster recovery plan; a security and privacy plan; an application test plan and test reports/certification.

            7. Provide necessary systems and data accesses to the Government's representative performing independent verification and validation testing of system's readiness (including, but not limited to, applications testing, stress testing, vulnerability testing and security testing).

            8. Provide an accuracy rate of 99% or higher for all transmitted transaction data as provided by the taxpayer. This includes accuracy of electronic payment data resulting from intermediate actions taken by the Contractor necessary for coding, applying, and transmitting payment data.

            9. Notify taxpayers of the dollar amounts of all fees to be charged to their credit card and obtain taxpayers' acknowledgements of charges prior to initiating credit authorizations. The Government shall be notified of the method of obtaining taxpayers' acknowledgement before the program commences.

            10. Provide taxpayers with confirmation of payment transactions electronically through the payment means (IVR or Internet) used to complete the payment.

            11. Provide taxpayers, upon request, with IRS general information in an easily accessible, readable and print-ready form by way of the Contractor's Web site.

            12. Provide incident reports of any material network outages, work stoppages, or other payment processing problems. This includes but is not limited to systemic problems related to authorizing credit on-line and human errors that result in duplicate payments or non-payment. The Contractor shall inform the Contracting Officer's Technical Representative
(COTR) of all incidents within 24 hours of occurrence or awareness, and shall provide an incident report within 5 business days. Incident reports shall include a description of the incident, the cause, number of taxpayers impacted, duration of the incident, and actions taken by the Contractor to remedy the incident. The Contractor shall comply with the EFTPS Credit Card Bulk Filer Requirements and provide all reports (EDI .X.12) as stated therein. No additional "bulk filer" reports are required.

            13. Make reasonable efforts to make any necessary modifications to software, systems, and services in accordance with its commercial business practices to conform to the provisions of IRS regulations promulgated under U.S.C. 6311(d)(1). This contract is considered modified automatically to incorporate by reference the current provisions of such IRS regulations during the life of this contract.

            14. Retain credit card authorization logs for 72 months from the date of each transaction. The information in such logs shall include, transaction type, date and time, card member account number and expiration date, amount of transaction, and approval code. This requirement shall survive the life of this contract, and the Government shall have the right to inspect such logs upon reasonable notice to the Contractor.

            15. Convert credit card transactions to ACH debit authorizations and settle funds to the Government's designated Treasury Financial Agent (TFA). Any adjustments necessary because of failure to correctly verify and validate credit information shall be the responsibility of the Contractor. The TFA shall initiate one bulk daily debit to the account established for this purpose.

            16. Settle all credit card payment transactions in accordance with the following standard timeframes for settlement for each credit card as stated in the applicable merchant agreement: MasterCard funds will be deposited on the 2nd business day after the date of authorization of the transaction. American Express and DiscoverCard funds shall be deposited on the 3rd business day after the date of authorization of the transaction. Any funds held overnight from one business day to the next business day shall be subject to U.S. Treasury penalties and interest. Provide settled credit card payments where the authorization date is less than 11 days prior to the settlement date. American Express and DiscoverCard payments shall be forwarded to the TFA one business day prior to settlement.

            17. Forward settlement files to the TFA one business day prior to funds settlement.

            18. Provide only guaranteed payments to the Government for taxes owed.

            19. Maintain the confidentiality of any information relating to credit card transactions with absolutely no disclosure or use except to the extent authorized by written procedures promulgated by the IRS pursuant to 25 U.S.C. 6311(e)(3).

            20. Maintain the confidentiality of any information relating to Federal/State credit card payments completed in a single transaction. This includes absolutely no disclosure or use of information collected during this transaction for any purpose other than processing the transaction to the U.S. Treasury or appropriate State. Information collected during this transaction shall not be disclosed or used for any purpose prohibited by
Section 6311 of the Internal Revenue Code.

            21. Pay all credit card discount fees and other transaction fees.

            22. Provide a merchant descriptor on the taxpayer's credit card statement indicating the tax payment amount as a unique line item entitled "U S Treasury Tax Payment."

            23. Provide a merchant descriptor on the taxpayer's credit card statement indicating the convenience fee amount as a unique line item.

            24. Provide Marketing Plan and deliverables that support and facilitate public awareness of IRS e-file and electronic payments. This shall include (1) IRS e-file key messages and/or logo; (2) measures for success; (3) method for tracking the number of unique taxpayers that pay electronically as a result of deliverables, and (4) marketing reports (as described in Section C.2.5.2). Also, refer to C.10 regarding public release of information.

C.2.4 DUTIES AND RESPONSIBILITIES OF THE GOVERNMENT

      The Government's, that is, the Internal Revenue Service's, duties and responsibilities during the term of this contract are to:

            1. Provide electronic record specifications necessary for funds settlement and posting of tax data related to the credit card payments.

            2. Provide no consideration to the Contractor for credit card related transactions.

            3. Designate Treasury Financial Agent(s) to act on the Government's behalf for settlement of funds in payment of individual taxes owed. The TFA(s) will have no authority to access accounts, use information, or place requirements on any person or organization to use the taxpayer's credit card to collect any amount beyond what has been authorized by the taxpayer.

            4. Provide an electronic copy of General Information for Taxpayers which is required to be made available to taxpayers via electronic means.

            5. Provide required reporting formats.

            6. Process chargeback actions in accordance with its written procedures. This shall include reimbursing the Contractor for unauthorized charges that are substantiated by the cardholder and approved by the Contractor's duly authorized management representative. The Contractor must have completed and delivered the appropriate IRS chargeback form and supporting documentation to the IRS as described in IRS chargeback procedures. Such chargeback requests shall be processed based on the Contractor's determination of the appropriateness of this action as signified by its authorized claimant's signature.

            7. Provide a hyperlink from the IRS Digital Daily Web Site to the Contractor's Web Site.

C.2.5  DELIVERABLES

            The Contractor shall submit the following deliverables in accordance with the schedule outlined in Section C.2.7.

C.2.5.1 FINDINGS REPORT

            The Contractor shall provide an initial and supplemental findings report. A copy of the report shall be provided to the IRS Contracting Officer (CO)(one copy), the Contracting Officer's Technical Representative (COTR) (one copy), and the IRS Program Manager (three copies). The report shall describe:

            1.    the program features,

            2. the conduct and findings of the program as they relate to the Contractor's and any subcontractor's performance (including a summary of all payment transactions, any problems, changes made during the filing season and lessons learned)

            3. recommendations for improvement including changes to the Contractor's and/or IRS processes, and

            4. practitioner and/or client feedback including customer satisfaction survey results.

The initial report will include activity occurring between January and April. The supplemental report will include a summary of the initial report's findings and activity from May through October.


C.2.5.2 MARKETING REPORTS

            The Contractor shall provide an initial and supplemental marketing report in conjunction with the Findings Reports described above. The reports shall contain a narrative description of (1) accomplishments;
(2) the number of unique visits to and from the Contractor's Web site by way of a hyperlink established with the IRS; (3) measurement of success (for example, number of unique taxpayers that electronically pay as a result of the marketing campaign); and (4) difficulties/ barriers. The initial report shall include activity occurring between January and April 2001. The supplemental report shall include a summary of the initial report findings and marketing activity from May through October 2001. These reports are subject to inspection, verification and approval by the IRS.

C.2.5.3 MONTHLY DEVELOPMENT STATUS REPORTS

            The Contractor shall provide monthly status reports on the 10th day of each month through the implementation date of the program. The report shall cover the overall progress of the program's development. Copies of the report shall be provided to the IRS Contracting Officer (CO) (one copy) and the Contracting Officer's Technical Representative (COTR) (one copy) and the IRS Program Manager (one copy). The report shall contain the following information:

            1.    date of report,

            2.    project manager name,

            3. project manager telephone number, fax number and e-mail address,

            4. a brief description of the work accomplished, emphasizing the progress made since the last reporting period,

            5. a description of any unresolved and/or anticipated problems, if any (include schedule impacts),

            6. an estimate of the percent of work accomplished to date; and a statement on the status of the program as it relates to the work breakdown schedule, either confirming that the task is on schedule or explaining the nature and extent of the pending delay.

C.2.5.4 DAILY AND MONTHLY PRODUCTION REPORTS

            The Contractor shall provide daily and cumulative monthly transaction reports. The reports shall cover the post-implementation progress of the program. Daily reports shall be provided no later than 9:00 am Eastern Time and should include all prior day transactions and cumulative volumes. Monthly reports shall be provided by the 10th day of each month and include all prior month transactions and reconcile any adjustments made during that month. Copies of the reports shall be provided to the IRS Contracting Officer (CO)(one copy), the Contracting Officer's Technical Representative (COTR) (one copy) and the Program Manager (one copy) or his/her designee. The report shall contain the following information:

            1.    date of report,

            2.    period covered,

            3.    total number of transactions,

            4.    dollar amount of transactions,

            5.    total number of successful attempts,

            6.    dollar amount of successful attempts,

            7.    average payment amount,

            8.    total number of failed attempts,

            9.    dollar amount of failed attempts,

            10.   reasons for failed attempts, and

            11.   customer service activity.

Aggregate and cumulative payment volumes as well as counts by payment type shall be provided daily. A report of the number of rejected entities shall also be provided daily.

            12. report of 4868 payment entities (primary and secondary) for those taxpayers who indicate a supplemental filing (Form 709) is needed.

C.2.5.5 CHARGEBACK REPORTS

            The Contractor shall provide weekly reports of all chargeback actions identifying the transaction date, dollar amount, action request date, and reason for action. These actions shall be in conformance with chargeback procedures issued by the IRS and meet the definition of chargebacks provided by the Contractor and agreed to by the IRS. These reports shall be delivered to the designated IRS point of contact by close of business each Friday.

C.2.6 SUCCESS DETERMINATION

            The Contractor shall provide a satisfaction survey for a select number of taxpayers participating in the program. Non-users may also be surveyed to determine reasons for non-use and ways to attract additional users. The Contractor will provide this data in their Findings Report (see C.2.5.1).

            Based on the results of the Year 2001 program and/or findings obtained in the Contractor's survey(s), any survey conducted by the Government and the Contractor's Findings Report, the IRS will (1) determine whether it will exercise an option year to extend the term of the Contract (see C.12.3) and have the Contractor conduct the program for the subsequent tax filing season and (2) negotiate any changes for this option year.


C.2.7  SCHEDULE OF PERFORMANCE

-----------------------------------------------------------------------------------------------
RESPONSIBLE
PARTY             EVENT                                                         DATE
-----------------------------------------------------------------------------------------------
IRS           Provide Report Formats                                         March 24, 2000
-----------------------------------------------------------------------------------------------
Contractor    Provide draft project schedule (including requirements,        April 19, 2000
              development, testing and implementation phases)ect
              schedule (including requirements, development, testing
              and implementation phases)
-----------------------------------------------------------------------------------------------
IRS           Provide comments on draft Project Schedule                     May 2, 2000
-----------------------------------------------------------------------------------------------
Contractor    Provide baselined project schedule                             June 5, 2000
-----------------------------------------------------------------------------------------------
Contractor    Provide marketing plan                                         July 31, 2000
-----------------------------------------------------------------------------------------------
IRS           Provide comments on marketing plan                             August 24, 2000
-----------------------------------------------------------------------------------------------
IRS           Provide General Information for Taxpayers                      September 29, 2000
-----------------------------------------------------------------------------------------------
Contractor    Obtain signed contracts with other participating credit        September, 29, 2000
              card companies, if applicable
-----------------------------------------------------------------------------------------------
IRS           Provide revised chargeback procedures                          October 23, 2000
-----------------------------------------------------------------------------------------------
Contractor    Begin internal feature testing                                 August 1, 2000
-----------------------------------------------------------------------------------------------
Contractor    Obtain bulk filer certification                                November 15, 2000
-----------------------------------------------------------------------------------------------
Contractor    Complete internal feature testing                              December 1, 2000
-----------------------------------------------------------------------------------------------
Contractor    Complete full circle integrated test with IRS/TFA              December 15, 2000
-----------------------------------------------------------------------------------------------
Contractor    Begin Program (1040 and 4868 payment option                    January 12, 2001
-----------------------------------------------------------------------------------------------
IRS           Provide hyperlink from the Digital Daily                       January 12, 2001
              Contractor's Web page (which includes 2001 updates)
-----------------------------------------------------------------------------------------------
Contractor    Begin 1040ES payment options                                   March 1, 2001
-----------------------------------------------------------------------------------------------
Contractor    End 4868 payment option                                        April 16, 2001
-----------------------------------------------------------------------------------------------
Contractor    Deliver Initial Findings Report                                June 30, 2001
-----------------------------------------------------------------------------------------------
IRS           Exercise Option Year Decision                                  July 1, 2001
-----------------------------------------------------------------------------------------------
Contractor    End 1040 payment option                                        October 15, 2001
-----------------------------------------------------------------------------------------------
Contractor    Deliver Supplemental Findings Report                           November 16, 2001
-----------------------------------------------------------------------------------------------
Contractor    End 1040 ES payment option                                     January 23, 2002
-----------------------------------------------------------------------------------------------


C.2.8  PERFORMANCE REQUIREMENTS

            1. The required data fields for each tax payment include: (1) The primary taxpayer's identification number [(first social security number as shown on the tax return for the year for which the payment applies) and secondary SSN if the tax type is 4868 and the taxpayer indicates a supplemental filing is needed]; (2) The first four characters of the last name of the primary taxpayer; (3) The payment type; (4) The tax period (six character date field); (5) The payment amount; (6) The payment or credit authorization date; (7) Daytime telephone number; (8) Unique identification number (such as confirmation number); and (9) Bank account number, if applicable.

            3. The Contractor shall comply with the Electronic Federal Tax Payment System (EFTPS) Credit Card Bulk filer Requirements dated May 17, 1999 and Payment by Credit card and Debit Card Temporary Regulations,
Section 6311 of the Internal Revenue Code (IRC) and any subsequent updates and revisions.

C.3  AUTHORITY - CONTRACTING OFFICER, CONTRACTING OFFICER'S
TECHNICAL REPRESENTATIVE AND CONTRACTOR'S PROJECT MANAGER

C.3.1  ADMINISTRATIVE CONTRACTING OFFICER

            The IRS Contracting Officer designated for administering this contract is:

            Carol Ransom
            VOICE: (202) 283-1163
            FAX:   (202) 283-1099
            email: carol.a.ransom@m1.irs.gov

            The Contracting Officer, in accordance with Subpart 1.6 of the Federal Acquisition Regulation, is the only person authorized to make or approve any changes in any of the requirements of this contract, and notwithstanding any clauses contained elsewhere in this contract, the said authority remains solely with the Contracting Officer. In the event the Contractor makes any changes at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and not binding on the Government.

C.3.2  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE

            The Contracting Officer's Technical Representative (COTR) designated for this contract is:

            Linda Rickard
            VOICE: (202) 283-6852
            FAX:   (202) 283-4786
            email: linda.rickard@irs.gov

            The COTR will represent the Contracting Officer in the administration of technical details within the scope of this contract. The COTR is also responsible for the final inspection and acceptance of all reports, and such other responsibilities as may be specified in the contract. The COTR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government.

            The COTR does not have authority to alter the Contractor's obligations or to change the contract specifications, price, terms or conditions. If, as a result of technical discussions, it is desirable to modify contract obligations or the statement of work, changes will be issued in writing and signed by the Contracting Officer.

            The COTR assignment for this contract may be changed at any time by the Government without prior notice to the Contractor. The Contractor will be notified of the change.

C.3.3  PROJECT MANAGER

            The Contractor's designated Project Manager for this contract is:

            Steven R. Johnson
            VOICE:  925-855-5040
            FAX:    925-820-0571
            Email:  sjohnson@officialpayments.com

            The Contractor shall provide a Project Manager for this contract who shall have the authority to make any no-cost contract, technical, hiring and dismissal decisions, or special arrangements regarding this contract. The Project Manager shall be responsible for the overall management and coordination of this contract and shall act as the central point of contact with the Government. The Project Manager shall have full authority to act for the Contractor in the performance of the required services. The Project Manager, or a designated representative, shall meet with the COTR to discuss problem areas as they occur. The Project Manager, or designated representative, shall respond within four work hours after notification of the existence of a problem. The Project Manager shall be able to fluently read, write, and speak the English language.

C.4  CONTRACT CORRESPONDENCE

            Notwithstanding the Contractor's responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. To promote timely and effective administration, all correspondence pertaining to contractual or administrative matters under the contract shall be addressed to the assigned Administrative Contracting Officer.

C.5   DISCLOSURE OF INFORMATION-SAFEGUARDS  (IRSAP 1052.224-
9000a) (JANUARY 1998)

            In performance of this contract, the contractor agrees to comply and assume responsibility for compliance by his/her employees with the following requirements:

            (1) All work shall be performed under the supervision of the contractor or the contractor's responsible employees.

            (2) Any return or return information made available shall be used only for the purpose of carrying out the provisions of this contract. Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Inspection by or disclosure to anyone other than an officer or employee of the contractor shall require prior written approval of the Internal Revenue Service. Requests to make such inspections or disclosures should be addressed to the IRS Contracting Officer

            (3) Should a person (contractor or subcontractor) or one of his/her employees make any unauthorized inspection(s) or disclosure(s) of confidential tax information, the terms of the Default clause (FAR 52.2498), incorporated herein by reference, may be invoked, and the person (contractor or subcontractor) will be considered to be in breach of this contract.

C.6  DISCLOSURE OF "OFFICIAL USE ONLY " INFORMATION
SAFEGUARDS (IRSAP 1052.224-9000d) (DECEMBER 1988)

Any Treasury Department Information made available or to which access is provided, and which is marked or should be marked "Official Use Only", shall be used only for the purpose of carrying out the provisions of this contract and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of the contract. Disclosure to anyone other than an officer or employee of the contractor or subcontractor at any tier shall require prior written approval of the IRS. Requests to make such disclosure should be addressed to the IRS Contracting Officer.

C.7  DISCLOSURE OF INFORMATION--CRIMINAL/CIVIL SANCTIONS
(IRSAP 1052.224-9001a) (JANUARY 1998)

            (1) Each officer or employee of any person (contractor or subcontractor) at any tier to whom returns or return information is or may be disclosed shall be notified in writing by the person (contractor or subcontractor) that returns or return information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such returns or return information for a purpose or to an extent unauthorized herein constitutes a felony punishable upon conviction by a fine of as much as $5,000 or imprisonment for as long as five years, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized future disclosure of returns or return information may also result in an award of civil damages against the officer or employee in an amount not less than $1,000 with respect to each instance of unauthorized disclosure plus in the case of willful disclosure or a disclosure which is the result of gross negligence, punitive damages, plus the cost of the action. These penalties are prescribed by IRC Sections 7213 and 7431 and set forth at 26 CFR 301.6103(n).

            (2) Each officer or employee of any person (contractor or subcontractor) to whom returns or return information is or may be disclosed shall be notified in writing by such person that any return or return information made available in any format shall be used only for the purpose of carrying out the provisions of this contract and that inspection of any such returns or return information for a purpose or to an extent not authorized herein constitutes a criminal misdemeanor punishable upon conviction by a fine of as much as $1,000.00 or imprisonment for as long as 1 year, or both, together with the costs of prosecution. Such person (contractor or subcontractor) shall also notify each such officer and employee that any such unauthorized inspection of returns or return information may also result in an award of civil damages against the officer or employee in an amount equal to the sum of the greater of $1,000.00 for each act of unauthorized inspection with respect to which such defendant is found liable or the sum of the actual damages sustained by the plaintiff as a result of such unauthorized inspection plus in the case of a willful inspection or an inspection which is the result of gross negligence, punitive damages, plus the costs of the action. The penalties are prescribed by IRC Sections 7213A and 7431.

            (3) Additionally, it is incumbent upon the contractor to inform its officers and employees of the penalties for improper disclosure imposed by the Privacy Act of 1974, 5 U.S.C. 552a. Specifically, 5 U.S.C. 552a(I)(1), which is made applicable to contractors by 5 U.S.C. 552a(m)(1), provides that any officer or employee of a contractor, who by virtue of his/her employment or official position, has possession of or access to agency records which contain individually identifiable information, the disclosure of which is prohibited by the Privacy Act or regulations established thereunder, and who knowing that disclosure of the specific material is so prohibited, willfully discloses the material in any manner to any person or agency not entitled to receive it, shall be guilty of a misdemeanor and fined not more than $5,000.

C.8  DISCLOSURE OF INFORMATION-OFFICIAL USE ONLY (IRSAP
1052.224-9001b) (DECEMBER 1988)

            Each officer or employee of the contractor or subcontractor at any tier to whom "Official Use Only" information may be made available or disclosed shall be notified in writing by the contractor that "Official Use Only" information disclosed to such officer or employee can be used only for a purpose and to the extent authorized herein, and that further disclosure of any such "Official Use Only" information, by any means, for a purpose or to an extent unauthorized herein, may subject the offender to criminal sanctions imposed by 18 U.S.C. Sections 641and 3571. Section 641 of 18 U.S.C. provides, in pertinent part, that whoever knowingly converts to his use or the use of another, or without authority sells, conveys, or disposes of any record of the United States or whoever receives the same with the intent to convert it to his use or gain, knowing it to have been converted, shall be quilt y of a crime punishable by a fine or imprisoned up to ten years or both.

C.9  DISCLOSURE OF INFORMATION-INSPECTION (IRSAP 1052.224-9002)
(DECEMBER 1988)

            The Internal Revenue Service shall have the right to send its officers and employees into the offices and plants of the contractor for inspection of the facilities and operations provided for the performance of any work under this contract. On the basis of such inspection, the Contracting Officer may require specific measures in cases where the contractor is found to be noncompliant with contract safeguards.

C.10  PUBLIC RELEASE OF INFORMATION

            1. The Contractor shall obtain the written permission of the IRS Program Manager or COTR before releasing or using any information regarding work on the contract. Information including, but not limited to, advertisements, unclassified speeches, articles, press releases, presentations, displays or demonstrations developed or proposed for release to the public must be submitted in their entirety to the Contracting Officer. The Contractor shall request, in writing, permission to release information describing the scope of the information to be released and the purpose for its release. This clause does not affect the Contractor's rights with regard to patents, which are governed by the patent clauses of this contract.

            2. In the event of a termination for the convenience of the Government, the Government shall be responsible for press releases, jointly prepared with the Contractor, declaring the termination of the program by the Government. The Government shall consider the contractor's reasonable request for the news media to receive such releases. The Government shall also consider the contractor's reasonable request that it not issue a public release or public announcement of the termination of the contract for the Government's convenience.

C.11  IRSAP 1052.239-9002-YEAR 2000 WARRANTY-COMMERCIAL
SUPPLY PRODUCTS (JULY 1997)

            1. The contractor warrants that each hardware, software, and firmware product provided under this contract and described in (2) and (3) below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within the time period consistent with this contract's Inspection clause. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

C.12  ADDENDUM 1

C.12.1  FAR CLAUSES INCORPORATED BY REFERENCE

52.252-2  CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

            As prescribed in 52.107(b), insert the following clause:

            Clauses Incorporated By Reference (Feb 1998)

            This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://www.arnet.gov


FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES
INCORPORATED BY REFERENCE


NUMBER                TITLE                          DATE

52.203-3         GRATUITIES                          APR 1984
52.209-6         PROTECTING THE                      JUL 1995
                 GOVERNMENT'S INTEREST
                 WHEN SUBCONTRACTING WITH
                 CONTRACTORS DEBARRED,
                 SUSPENDED, OR PROPOSED FOR
                 DEBARMENT
52.227-14        RIGHTS IN DATA - GENERAL            JUN 1987
                 (ALT III & IV)


C.12.2  TERM OF CONTRACT

      The term of this contract is from the date of award through the end of month twelve with an option to extend for an additional twelve months period.

C.12.3   Option to Extend the Term of the Contract 52.217-9 (Nov 1999)

      (a) he Government may extend the term of this contract by written notice to the Contractor within 15 calendar days, provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

      (b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

      (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 24 months.

C.13  CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT
STATUTES OR EXECUTIVE ORDERS -- COMMERCIAL ITEMS, FAR
52.212-5  (MAY 1999)

      (a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

            (1)   52.222-3, Convict Labor (E.O. 11755); and
            (2)   52.233-3, Protest after Award (31 U.S.C 3553).

      (b) The Contractor agrees to comply with the FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

_X_   (1)       52.203-6, Restrictions on Subcontractor Sales to the
                Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C.
                2402).

___   (2)       52.219-3, Notice of Total HUBZone Small Business Set-Aside
                (Jan 1999).

___   (3)       52.219-4, Notice of Price Evaluation Preference for HUBZone
                Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer).

___   (4)(i)    52.219-5, Very Small Business Set-Aside (Pub. L. 103-403,
                section 304, Small Business Reauthorization and Amendments
                Act of 1994). ___ (ii) Alternate I to 52.219-5. ___ (iii)
                Alternate II to 52.219-5.

_X_   (5)       52.219-8, Utilization of Small Business Concerns (15 U.S.C.
                637 (d)(2) and (3)).

___   (6)       52.219-9, Small Business Subcontracting Plan (15 U.S.C.
                637(d)(4)).

___   (7)       52.219-14, Limitations on Subcontracting (15 U.S.C.
                637(a)(14)).

___   (8)(i)    52.219-23, Notice of Price Evaluation Adjustment for Small
                Disadvantaged Business Concerns (Pub. L. 103-355, section
                7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer). (ii)___
                Alternate I of 52.219-23.

___   (9)       52.219-25, Small Disadvantaged Business Participation
                Program-- Disadvantaged Status and Reporting (Pub. L.
                103-355, section 7102, and 10 U.S.C. 2323).

___   (10)      52.219-26, Small Disadvantaged Business Participation
                Program-- Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_X_   (11)      52.222-21, Prohibition of Segregated Facilities (Feb 1999)

_X_   (12)      52.222-26, Equal Opportunity (E.O. 11246).

_X_   (13)      52.222-35, Affirmative Action for Disabled Veterans and
                Veterans of the Vietnam Era (38 U.S.C. 4212).

_X_   (14)      52.222-36, Affirmative Action for Workers with Disabilities
                (29 U.S.C. 793).

_X_   (15)      52.222-37, Employment Reports on Disabled Veterans and
                Veterans of the Vietnam Era (38 U.S.C. 4212).

___   (16)      52.225-3, Buy American Act--Supplies (41 U.S.C. 10).

___   (17)      52.225-9, Buy American Act--Trade Agreements Act--Balance
                of Payments Program (41 U.S.C. 10, 19 U.S.C. 2501-2582).

___   (18)      [Reserved]

___   (19)      52.225-18, European Union Sanction for End Products (E.O.
                12849).

___   (20)      52.225-19, European Union Sanction for Services (E.O. 12849).

___   (21)(i)   52.225-21, Buy American Act--North American Free Trade
                Agreement Implementation Act--Balance of Payments Program
                (41 U.S.C. 10, Pub. L. 103-187). ___ (ii) Alternate I of
                52.225-21.

___   (22)      52.232-33, Payment by Electronic Funds Transfer--Central
                Contractor Registration (31 U.S.C. 3332).

___   (23)      52.232-34, Payment by Electronic Funds Transfer--Other than
                Central Contractor Registration (31 U.S.C. 3332).

___   (24)      52.232-36, Payment by Third Party (31 U.S.C. 3332).

_X_   (25)      52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

___   (26)      52.247-64, Preference for Privately Owned U.S.-Flag
                Commercial Vessels (46 U.S.C. 1241).

      (c) The Contractor agrees to comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:
[Contracting Officer check as appropriate.]

___   (1)       52.222-41, Service Contract Act of 1965, As Amended (41
                U.S.C. 351, et seq.).

___   (2)       52.222-42, Statement of Equivalent Rates for Federal Hires
                (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___   (3)       52.222-43, Fair Labor Standards Act and Service Contract
                Act--Price Adjustment (Multiple Year and Option Contracts)
                (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___   (4)       52.222-44, Fair Labor Standards Act and Service Contract
                Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___   (5)       52.222-47, SCA Minimum Wages and Fringe Benefits Applicable
                to Successor Contract Pursuant to Predecessor Contractor
                Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

      (d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

            (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

            (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

            (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

      (e) Notwithstanding the requirements of the clauses in paragraphs
(a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--

            (1)   52.222-26, Equal Opportunity (E.O. 11246);

            (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212);

            (3)   52.222-36, Affirmative Action for Workers with
      Disabilities (29 U.S.C. 793); and

            (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

                          (End of clause)